DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Long-Short Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of July, 2020.

/s/ Elizabeth P. Kessler
Elizabeth P. Kessler
Trustee

STATE OF OHIO   )
)
COUNTY OF FRANKLIN  )

Before me, a Notary Public in and for said county and state, personally appeared the above named Elizabeth P. Kessler, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 15th day of July, 2020.

/s/ Carolyn Sue Peck
              Notary Public

(Seal)
Carolyn Sue Peck
Notary Public, State of Ohio
My Commission Expires 03-22-2025

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Research Opportunities Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of July, 2020.

/s/ Tamara L. Fagely
Tamara L. Fagely
Trustee

STATE OF MINNESOTA  )
            )
COUNTY OF RAMSEY  )

Before me, a Notary Public in and for said county and state, personally appeared the above named Tamara L. Fagely, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 15th day of July, 2020.

/s/ Autumn L. Stulc
              Notary Public

(Seal)
Autumn L. Stulc
Notary Public, State of Minnesota
My Commission Expires 01-31-2022

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, his true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Research Opportunities Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of July, 2020.

/s/ Peter E. Sundman
Peter E. Sundman
Trustee

STATE OF COLORADO   )
)
COUNTY OF GARFIELD  )

Before me, a Notary Public in and for said county and state, personally appeared the above named Peter E. Sundman, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 16th day of July, 2020.

/s/ John Kevin Comerford
              Notary Public

(Seal)
John Kevin Comerford
Notary Public, State of Colorado
My Commission Expires 08-28-2022

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Research Opportunities Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of July, 2020.

/s/ D'Ray Moore Rice
D'Ray Moore Rice
Trustee

STATE OF TEXAS   )
)
COUNTY OF TARRANT  )

Before me, a Notary Public in and for said county and state, personally appeared the above named D’Ray Moore Rice, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 15th day of July, 2020.

/s/ Daniel Beard
              Notary Public

          (Seal)
Daniel Beard
Notary Public, State of Texas
My Commission Expires 05-13-2023

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Research Opportunities Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 20th day of July, 2020.

/s/ Nancy M. Morris
Nancy M. Morris
Trustee

STATE OF FLORIDA  )
)
COUNTY OF COLLIER  )

Before me, a Notary Public in and for said county and state, personally appeared the above named Nancy M. Morris, who acknowledged that she did sign the foregoing instrument and that the same is her free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of July, 2020.

/s/ Phillip Kelly
              Notary Public

          (Seal)
Phillip Kelly
Notary Public, State of Florida
My Commission Expires 01-26-2023

DIAMOND HILL FUNDS

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Trustee of Diamond Hill Funds, an Ohio business trust (the “Trust”), does hereby constitute and appoint Karen R. Colvin and Thomas E. Line, and each of them, her true and lawful attorney and agent, with the power and authority to sign on behalf of the undersigned, the name of the undersigned as Trustee of the Trust to the Proxy Statement/Prospectus filed with the Securities and Exchange Commission on Form N-14 relating to the proposed acquisition of the assets of Diamond Hill Research Opportunities Fund by and in exchange for shares of beneficial interest of Diamond Hill Long-Short Fund, and to any amendment thereto, and to any instrument or document filed as part of, as an exhibit to, or in connection with the Proxy Statement/Prospectus.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of July, 2020.

/s/ John T. Kelly Jones
John Kelly Jones
Trustee

STATE OF OHIO   )
)
COUNTY OF CUYAHOGA  )

Before me, a Notary Public in and for said county and state, personally appeared the above named John T. Kelly-Jones, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on this 20th day of July, 2020.

/s/ Jennifer Hardy
              Notary Public

          (Seal)
Jennifer Hardy
Notary Public, State of Ohio
My Commission Expires 11-13-2021